UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2026

First Eagle Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01642	87-6975595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1345 Avenue of the Americas
New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 698-3300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2026, First Eagle Private Credit Fund SPV, LLC (the “Subsidiary”), as borrower, a wholly-owned financing subsidiary of First Eagle Private Credit Fund (the “Fund”), entered into the fourth amendment to the loan and servicing agreement (“Fourth Amendment”), amending that certain loan and servicing agreement (the “Loan Agreement”) by and among the Subsidiary, as borrower, the Fund, as transferor, FEPC Fund Servicer LLC, as servicer, certain other lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian. The Fourth Amendment amends the Loan Agreement to (a) reduce the applicable margin on outstanding advances from 2.55% per annum to 2.25% per annum during the revolving period and from 3.05% per annum to 2.75% per annum during the amortization period, (b) extend the commitment termination date to October 1, 2027 and the stated maturity to October 1, 2029, (c) reduce the advance rate for recurring revenue loans from 60.0% to 50.0%, (d) reduce the unused fee rate from 0.60% to 0.50% per annum, (e) include a 1.0% prepayment premium payable in connection with a termination or reduction of commitments under the Loan Agreement prior to April 1, 2027, (f) narrow the eligible currencies under the facility to Dollars and Canadian Dollars only and require that the underlying borrowers be organized in the United States or Canada, (g) add a new event of default if the Fund ceases to be a business development company within the meaning of the Investment Company Act of 1940, (h) add a new concentration limitation for loans to obligors in the software, IT services or health care technology industries and (i) expand voting protections for minority lenders under the Loan Agreement, including expanding the types of amendments of the Loan Agreement that require consent from all of the lenders. The foregoing description is only a summary of certain of the provisions of the Fourth Amendment and is qualified in its entirety by reference to the copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and which is incorporated herein by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Fourth Amendment to Loan and Servicing Agreement (dated as of October 1, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

Date: October 5, 2026	By:	/s/ Laurence Paredes
	Name:	Laurence Paredes
	Title:	General Counsel and Secretary